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                                                                Exhibit 10.39

                            THE GRAND UNION COMPANY

                 MINUTES OF A MEETING OF THE BOARD OF DIRECTORS
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                               December 12, 1995



    RESOLVED:  THAT the 1995 Non-Employee Directors' Stock Option Plan for
               non-employee directors of The Grand Union Company presented to this Board of Directors be and it is hereby approved; that 50,000 shares of this Corporation's Common Stock be subject to such Plan; and that such Plan be submitted to the stockholders of this Corporation for their approval.



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